Q4 2025 INVESTOR PRESENTATION February 18, 2026 NYSE: SPNT

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and attritional combined ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Operating net income and Operating earnings per share are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is net income and diluted earnings per share, respectively. Operating net income excludes items which we believe are not indicative of the operations of our operating businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, non-recurring costs associated with acquisitions or sales of subsidiaries, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). We believe it is useful to review Operating net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Operating ROE is calculated by dividing annualized Operating net income for the period by average common shareholders’ equity, excluding AOCI, and after adjusting for the above noted items to arrive at Operating net income. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our Form 10-K, earnings release or financial Supplement for the quarter ended December 31, 2025 and in Appendices 1-3 on slides 29-31 in this deck. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “guidance,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases.These risks and uncertainties include, but are not limited to, the "Risk Factors" described in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Appendix 5 on slide 33 contains a glossary of abbreviated terms. 2 DISCLAIMER

AGENDA 3 Highlights & Strategic Update Scott Egan, Group CEO Fourth Quarter & Full Year Results Update Jim McKinney, Group CFO Q&A

Highlights & Strategic Update

SIRIUSPOINT OVERVIEW

Drive excellence as a **best-in-class specialty underwriter**, with a **diverse** and **low-volatility** portfolio, that targets a **12-15% ROE across the cycle**


Other Specialties
Energy
Environmental
Marine
Credit
Aviation/Space
Surety
Property
Casualty
Accident & Health
32%
27%
15%
7%
6%
5%
3%

- Relentless Focus on Underwriting
- Disciplined and Agile Capital Allocator
- Dynamic Multi-Channel Global Access
- Strong Balance Sheet with Robust Risk Management

Gross Written Premium[1]	Total Capitalization[2]	Total Assets	BSCR Ratio[3]	Financial Strength Rating[4]
$3.7bn	$3.2bn	$12.6bn	247%	A- (Positive)

Notes: Pie Chart represents Trailing Twelve Months Gross Written Premium. [1] Gross Written Premium on a Trailing Twelve Months basis. [2] Represents total shareholders' equity plus debt capital. [3] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q4'25 figure is an estimate. [4] Financial Strength Ratings and outlook according to AM Best, Fitch and S&P. Moody's FSR of A3 with stable outlook.

5

STRONG 2025 EARNINGS & PROFITABLE PREMIUM GROWTH

- FY 25 Core COR of 91.7%, with disciplined GWP growth of 16%
  - Q4 Core COR of 92.9%, marking thirteen consecutive quarters of UW profit
  - Premium growth of 18% in Q4, driven by Insurance & Services
- Net income of $444m in FY 25, up 141% from $184m in FY 24
- Book Value Per Diluted Share growth of +$4.01/+28% in 2025 (+$1.70/+10% in Q4)
- FY 25 Operating Return on Equity[3] of 16.2%, up 1.6 ppts - 3rd consecutive yr. of improvement
- Completed sales of Armada (Q4'25) and Arcadian (Q1'26) with $390m proceeds received
- Announcing our intent to repurchase $100m of common shares over the next 12 months

Gross Written Premium[1]	Core Combined Ratio	Operating Earnings Per Share[2]
+16% FY 25	91.7% FY 25	$2.55 FY 25
+18% Q4	92.9% Q4	$0.70 Q4

BVPS (ex. AOCI)	Operating Return on Equity[3]	BSCR Ratio[4]
$18.10	16.2% FY 25	247% 232% (ex. Pref)[5]

Notes: [1] Reflects Core segment. [2] Operating Diluted Earnings Per Share is a non-GAAP measure. See Appendix 2 on slide 30 for a reconciliation. [3] Operating Return on Equity represents a non-GAAP measure. See Appendix 3 on slide 31 for a reconciliation to Return on Equity. [4] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q4'25 figure is an estimate. [5] Pro-forma Q4'25 BSCR estimate after $200m Series B Preference Share redemption effective February 26, 2026.

6

PLATFORM RESHAPING ENABLING PROFITABLE GROWTH

SIRIUS POINT

2022-2023: Turnaround

- ✓ Exited non-core International Property Reinsurance, Cyber & Workers' Compensation
- ✓ De-risked investment portfolio
- ✓ Underwriter compensation structure aligned to shareholder interests
- ✓ Implemented >$50m of run-rate cost savings
- ✓ Significant improvement on employee engagement metrics

132%
Cumulative TSR to date[1]

2024: Major Reshaping

- ✓ LPTs covering $2.1bn of reserves from exited business, with >95% limit remaining
- ✓ Completed external validation of reserving prudence - 15 consecutive quarters of favorable PYD at FY 24
- ✓ Settled Merger Instruments eliminating dilution and removing volatility
- ✓ Unlocked and recognized $100m off-Balance Sheet MGA value during 2024
- ✓ Capital structure simplified through share buyback and debt actions

228%
Cumulative TSR to date[1]

$1.0bn
Capital returned to shareholders

2025 Onwards: Profitable Growth

- ✓ Outperformed 'across the cycle' Operating ROE target of 12-15%
- ✓ Thirteen consecutive quarters of UW profit
- ✓ Seven consecutive quarters of double-digit premium growth[2]
- ✓ 1.5 point improvement in FY 25 attritional combined ratio year over year[3]
- ✓ Stable combined ratio performance vs peers[4]; growth in A&H and Other Specialties
- ✓ Crystallized $189m off-Balance Sheet MGA value
- ✓ Robust balance sheet: BSCR ratio improved to 247% (pro-forma 232%[5]) and leverage ratio to reduce to historic low

320%
Cumulative TSR to date[1]

$100m buyback intention announced

Notes: [1] Total Shareholder Return (TSR) calculated from September 21, 2022, when the management changes occurred. 2025 figure calculated through February 17, 2026. [2] On continuing lines business within our Core segment. [3] For Core business as demonstrated on slide 20. [4] As demonstrated on slide 10 based on the last eight quarters (i.e., two years) as at Q3'25. [5] Pro-forma adjusting Q4'25 BSCR following the $200m Series B Preference Share redemption effective February 26, 2026.

7

$11.59 $12.41 $12.63 $12.91 $13.33 $13.74 $14.47 $14.25 $14.64 $15.15 $15.64 $16.47 $18.10 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 $87.3 $70.2 $84.5 $74.7 $36.6 $107.9 $57.8 $94.3 $43.5 $61.0 $78.1 $85.2 $85.8 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 8 TRACK RECORD OF ATTRACTIVE EARNINGS AND VALUE CREATION Notes: [1] Operating Net Income represents a non-GAAP measure. See Appendix 1 on slide 29 for a reconciliation to Net Income. [2] Operating Return on Equity represents a non-GAAP measure. See Appendix 3 on slide 31 for a reconciliation to Return on Equity. Operating Net Income1 Book Value Per Share (ex. AOCI) $ numbers in USD millions, except per share data +56% G rowth Long-Term Value Framework 12.8% 14.6% 16.2% Operating Return on Equity FY 23 FY 24 FY 25 Target niche and growing markets where we have a competitive advantage and a right to win Act nimbly, actively manage portfolio to maximize capital returns Optimize volatility and diversify earnings streams to target a 12-15% ROE across the cycle 2

90.1% 89.1% 94.2% 92.2% 91.7% 92.1% 89.2% 90.2% 90.2% 90.5% 91.3% 93.7% 96.2% 95.9% 94.2% 97.5% 97.9% 103.9% 101.6% 101.3% 99.4% 93.9% 93.7% 92.4% 93.0% 92.0% 91.3% 92.2% 91.1% 91.1% 91.7% Peer Average SiriusPoint Core (ex. LPT Benefit) Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 9 EXECUTING ON OUR AMBITION OF BEST-IN-CLASS UNDERWRITING Notes: [1] Peer average includes American Financial Group, AIG, Arch, AXIS, Chubb, Everest, Fidelis, Hamilton, James River, Markel, RenaissanceRe, RLI, Selective, Skyward Specialty, Travelers and W.R. Berkley. [2] Q4'25 peer average not shown as various peers are still to report. Trailing Twelve Months Combined Ratio 1 Key Messages – Portfolio actions created a 12.2 point improvement in SiriusPoint's trailing twelve month combined ratio compared to Q3'22 – Combined ratio volatility significantly reduced as of Q3'23, despite an increase in peer volatility, with continued improvement from targeted actions – Starting Q4'24, SiriusPoint has achieved a trailing twelve month Core combined ratio that has outperformed the peer average 2

PORTFOLIO PRODUCES LOW VOLATILITY PROFILE

Combined Ratio Volatility[1]



US Specialty Peers
1.2%
Company A
2.2%
Company B
2.5%
SiriusPoint
2.5%
Company C
2.8%
Company D
4.0%
Company E
4.3%
Company F
4.4%
Company G
5.0%
Company H
6.8%
Company I
6.8%
Company J
8.5%
Company K
12.0%
Company L
15.5%
Company M
17.5%
Company N
18.7%
Company O
22.8%
Company P

Key Messages

- Quarterly combined ratio volatility benchmarks favorably to peers
  - Delivered above 12% to 15% across the cycle operating ROE through a period of heightened volatility from catastrophe and aviation losses
  - Volatility profile aligns with US Specialty peers
- Rigorous and disciplined approach to portfolio and capital management enables low volatility, high Operating ROE outcomes across the cycle
  - 2025 GWP growth largely came from lower volatility offerings like A&H

Notes: [1] Combined ratio volatility measured as the standard deviation in quarterly combined ratios for the last eight quarters (i.e., two years) as at Q3'25. SiriusPoint combined ratio is for Core segment and excludes benefits related to LPTs. Peers include American Financial Group, AIG, Arch, AXIS, Chubb, Everest, Fidelis, Hamilton, James River, Markel, RenaissanceRe, RLI, Selective, Skyward Specialty, Travelers and W.R. Berkley.

10

PORTFOLIO EVOLUTION TOWARDS US SPECIALTY INSURANCE

FY 25 Gross Written Premium by Underwriting Platform[1]


$1.8bn
US Admitted & Non-Admitted
$0.9bn
UK & Lloyd's
$0.6bn
Other Platforms
$0.4bn
Bermuda Class 4 Entity

Approximately half of premiums are now underwritten in the US as we continue to evolve into a US Specialty underwriter

Strong optionality in underwriting platforms given global licenses

Deliberate growth in Insurance over Reinsurance means that roughly two-thirds of premiums are now from Insurance (vs. 40% in FY 21)

Underwriting Portfolio Mix Evolution[2]


FY 21
60%
40%
FY 25
37%
63%
Reinsurance
Insurance and Services

Notes: [1] Bubbles are to scale and represent FY 25 Gross Written Premiums by underwriting entity/platform. UK represents the UK Branch on SiriusPoint International Insurance Corporation (publ). [2] Pie charts show Gross Written Premium mix for Core segment.

11

12 STRONG GROWTH WHILE RETAINING UNDERWRITING DISCIPLINE Notes: [1] Reflects Core continuing lines premium for 2023 and 2024 which excludes business exited in 2022 and 2023. 32% 7% 4% 7% (7)% 22% 10% 21% 12% 10% 26% 18% 19% 12% 7% 3% 4% 7% 5% 15% 21% 17% 18% 16% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Core Combined Ratio (ex. LPT Benefit)Premium Growth1 Reallocation of capital from 1/1 business to renewals later in the year 95.5% 91.1% 91.7% 93.8% 91.7% 92.5% 87.0% 83.7% 84.7% 89.6% 89.1% 91.9% 6.6% 10.9% 96.8% 91.1% 92.9% 93.8% 91.7% 93.5% 88.9% 90.3% 95.6% 89.5% 89.1% 92.9% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Catastrophe Loss Ratio Combined Ratio (ex. Catastrophe Losses) Gross Written Premium Net Earned Premium

TARGETED AND PROFITABLE APPROACH TO GROWTH IN 2025

$ numbers in USD millions

Gross Written Premium Walk[1]



60% of growth from lines less correlated with P&C pricing
$3,176
$189
$119
$82
$122
$3,689
FY 24 GWP
Accident & Health
Surety
UK Residential & SME (Property)
Other
FY 25 GWP

FY Growth Contribution	6%	4%	2%	4%	16%

Key Summary

- ✓ Growth managed on a portfolio-level basis with intention of maintaining the low volatility profile
  - Low volatility business is growing at faster pace than high volatility business
- ✓ Accident & Health, a stable line with low capital intensity, drives the largest contribution to growth in 2025
  - Boasts a continuous track record of profitable delivery through various market cycles
- ✓ 60% of growth comes from diversifying lines that are less correlated to P&C pricing cycles, such as Accident & Health and Surety
- ✓ Nimble, multi-channel distribution creates a dynamic capability to deploy capital opportunistically
  - Property growth largely coming from UK Residential & SME with cat volatility protected by low attaching XL reinsurance

Notes: [1] Reflects Core business.

13

DISCIPLINED MGA DISTRIBUTION WITH SEASONED RELATIONSHIPS

Overview of MGA Relationships

Onboarded Partner Relationship Length[1]


5+ Years
35%
34%
1-2 Years
31%
3-4 Years

MGA Premium Mix by Relationship Length[2]


1-2 Years
9%
5+ Years
48%
43%
3-4 Years

Key Messages

- Over 90% of the MGA premium mix comes from partners with a 3+ year relationship who have proven profitability track records
- Partner growth is managed carefully and tightly, particularly during initial years
  - Our risk-based approach to reserving generally results in newer relationships being reserved above pricing projections to account for uncertainty from limited performance experience
  - Partners onboarded in the last 2 years represent 34% of total partners but just 9% of gross written premiums
- Profit sharing in place for 88% of partners[3] ensuring alignment of economics
- Rejected over 90% of opportunities presented to us via the MGA distribution channel
- Our Partnership platform and offering continues to earn us recognition as a 'Partner of Choice'
  - Awarded US Program Manager of the year in 2025 at Program Manager Awards

Notes: [1] Represents number of onboarded MGA partners broken out by relationship length. [2] Represents MGA-derived Gross Written Premiums for Core segment on a trailing twelve month basis as at 12/31/25. [3] Refers to P&C MGA partners.

14

FOCUSING ON ACCIDENT & HEALTH

Accident & Health Portfolio Overview



SiriusPoint GWP
2025
GWP
$3.7bn
73%
27%
Accident & Health GWP
2025
GWP
$1.0bn
24%
46%
12%
8%
7%
3%
IMG
Health/Medical
Life
Personal Accident
Supplemental Health
Other Travel

- 20+ year track record of consistent profitability
- Low capital intensity underwriting and capital-light fee income
- Less correlated to wider P&C pricing cycles
- Stable book is a "volatility shock absorber" to wider portfolio

Investing in IMG's Distribution and Services

- IMG is a 100%-owned A&H MGA that is a core part of the business for both underwriting and fee income
- Undervalued on the Balance Sheet ($77m at Q4'25) with over $30m of expected fee income in 2026

- IMG's announced acquisitions integrate complementary businesses to form a unified platform
  - Expands global footprint
  - Strengthens capabilities
  - Drives operational efficiency

15

16 SIRIUSPOINT FORWARD OUTLOOK Seasoned management team with demonstrated track record of execution Low volatility underwriter with track record of delivering or exceeding our profitability targets Undervalued balance sheet with demonstrated significant upside from MGA portfolio Agile capital allocator with proven ability to move and optimize capital Disciplined profitable growth with untapped opportunities and a track record of double-digit growth Attractive markets targeting underserved and defensible niches Our delivery targets a 12-15% return on equity across the cycle Strong underwriting culture with compensation aligned to shareholder value creation

Fourth Quarter and Full Year Results Update

Q4 2025 FINANCIAL RESULTS

SiRIUS POINT

Financial Highlights *$ numbers in USD millions*	Q4'24	Q4'25
CORE SEGMENT: Gross Written Premium	$763	**$897**
CORE SEGMENT: Net Written Premium	$560	**$661**
CORE SEGMENT: COR (%)	90.2%	**92.9%**
CORE SEGMENT: UW Income	$56	**$49**
CORE SEGMENT: Net Services Fee Income	$10	**$4**
Total Investment Result[2]	$29	**$59**
Operating Net Income[3]	$44	**$86**
Operating Earnings Per Share[4]	$0.27	**$0.70**
	Q3'25	Q4'25
Common Shareholders' Equity[5]	$2,010	**$2,270**
Diluted Book Value Per Share (ex. AOCI)	$16.47	**$18.10**

Key Comments

- GWP[1] up 18%, with NWP[1] increasing by 18% and NEP[1] up 16%
- UW Income of $49m and COR of 92.9%[1]
  - Includes attritional loss ratio improvement and historic acquisition cost one-off, with run rate on track
- Diluted EPS of $1.97, or $0.70 on an operating basis
- Total net services fee income[1] of $4m, up 45% YoY for go-forward MGAs
- Strong Investment result following asset reduction from CM Bermuda buyback
  - NII of $69m in line with full year guidance ($265m to $275m)
- Other notable pre-tax items impacting Q4'25 net income:
  - $222m gain from Armada sale closing[6]
  - $20m interest expense of which $7m[6] relates to LPTs
  - $8m of foreign exchange losses[6]
- Effective tax rate for the quarter lower by c. 6 points due to non-run rate items of c. $20m
- Common shareholders' equity[5] increased 13% to $2.3bn
- $1.63 increase in diluted book value per share (ex. AOCI)

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Operating Net Income represents a non-GAAP measure. See Appendix 1 on slide 29 for a reconciliation. [4] Operating Diluted Earnings Per Share is a non-GAAP measure. See Appendix 2 on slide 30 for a reconciliation. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [6] Excluded from operating net income.

18

FULL YEAR 2025 FINANCIAL RESULTS

SiriusPoint

Financial Highlights *$ numbers in USD millions*	FY 24	FY 25
Gross Written Premium	$3,176	**$3,689**
Net Written Premium	$2,341	**$2,778**
COR (%)	91.0%	**91.7%**
UW Income	$200	**$214**
Net Services Fee Income	$47	**$42**
Total Investment Result[2]	$225	**$272**
Operating Net Income[3]	$304	**$310**
Operating Earnings Per Share[4]	$1.71	**$2.55**
Common Shareholders' Equity[5]	$1,737	**$2,270**
Diluted Book Value Per Share (ex. AOCI)	$14.64	**$18.10**

CORE SEGMENT (Gross Written Premium through Net Services Fee Income)

Key Comments

- GWP[1] up 16%, with NWP[1] increasing by 19% and NEP[1] up 18%
- UW Income up 7% with stable 91.7% COR[1]
  - Quality of earnings improvement with attritional COR decreasing 1.5 ppts YoY[6]
- Diluted EPS of $3.64, or $2.55 on an operating basis (up 49% YoY)
- Total net services fee income[1] of $42m
- Strong Investment result following asset reduction from CM Bermuda buyback
  - NII of $275m in line with full year guidance ($265m to $275m)
- Other notable pre-tax items impacting FY 25 income:
  - $222m gain from Armada sale closing[7]
  - $80m interest expense of which $31m[7] relates to LPTs
  - $25m of foreign exchange losses[7]
- Common shareholders' equity[5] increased 31% to $2.3bn
- $3.46 increase in diluted book value per share (ex. AOCI)

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Operating Net Income represents a non-GAAP measure. See Appendix 1 on slide 29 for a reconciliation. [4] Operating Diluted Earnings Per Share is a non-GAAP measure. See Appendix 2 on slide 30 for a reconciliation. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [6] As shown on slide 20. [7] Excluded from operating net income.

19

1.5 POINTS OF COMBINED RATIO EARNINGS QUALITY IMPROVEMENT 20 Attritional Loss Ratio (Loss ratio excluding catastrophe losses and prior year development) OUE Ratio3 Notes: [1] Reflects Core business. [2] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense ratio. [3] OUE = Other Underwriting Expense. [4] PYD = Prior Year Development. 59.8% 59.0% 25.7% 26.0% 7.6% 6.6% 93.1% 91.6% Attritional COR (FY 24) Attritional COR (FY 25) – 1.5 ppts of earnings quality improvement within Core segment business YoY when excluding catastrophe losses and PYD4 – 0.8 ppts improvement in attritional loss ratio driven by improved risk selection – 1.0 ppt decrease in OUE ratio to 6.6% due to scaling benefits from NEP growth Attritional Loss Ratio plus Total Expense Ratio2 Acquisition Cost Ratio 91.6% (2.8)% 2.9% 91.7% Attritional COR (FY 25) Prior Year Development Catastrophe Losses Core COR (FY 25) Bridge to Core Combined RatioTrends in Attritional Combined Ratio1 – Core COR 0.1 ppt higher than attritional COR driven by catastrophe losses – 2.9 ppts of catastrophe losses, relating primarily to California Wildfires during Q1 – 2.8 ppts or $72m of favorable PYD4, relating to reserve releases on Property events, Accident & Health, and Credit 59.0% 26.0% 6.6% Remove slide from Q1 26

INSURANCE & SERVICES SEGMENT

$ numbers in USD millions

Gross Written Premium



$450
+23%
$556
$1,841
+26%
$2,314
Q4'24
Q4'25
FY 24
FY 25

Business Mix[1]



Property
9%
Other Specialties
18%
A&H
43%
Casualty
30%

Combined Ratio



92.0%
95.3%
95.2%
93.4%
Attritional COR[2]
87.9%
7.8%
24.6%
55.5%
93.3%
6.3%
28.6%
58.4%
93.5%
6.9%
24.7%
61.9%
91.7%
5.8%
26.8%
59.1%
OUE Ratio
Acq. Cost Ratio
Loss Ratio
Q4'24
Q4'25
FY 24
FY 25

Key Messages

- **Premium**
  Gross written premium increased 23% for the quarter, contributing to a full year growth rate of 26%. On a net basis, written premium increased by 17% for the quarter and 33% for full year with our strategy to grow our net position with MGA partners as we gain additional experience
- **Loss Performance**
  Fourth quarter loss ratio increased by 2.9 ppts, with higher favorable PYD in the prior year comparator partially offset by lower catastrophe losses in the quarter. The full year loss ratio improved 2.8 ppts, driven entirely by attritional loss improvement
- **Underwriting Result**
  Combined ratio increased 5.4 ppts largely related to lower PYD and a couple of one-time items that impact the acquisition cost ratio. Year to date, the combined ratio improved 1.8 ppts as the 2.8 ppt improvement in the loss ratio and 1.1 ppt improvement in the OUE ratio was partially offset by a 2.1 ppt increase in the acquisition cost ratio

Notes: [1] Year to date. [2] Combined ratio excluding catastrophe losses and prior year development.

21

REINSURANCE SEGMENT

$ numbers in USD millions

Gross Written Premium



$312
9%
$341
$1,336
+3%
$1,375
Q4'24
Q4'25
FY 24
FY 25

Business Mix[1]



Property
24%
Other Specialties
40%
Casualty
36%

Combined Ratio



95.7%
92.1%
90.5%
89.4%
Attritional COR[2]
93.2%
92.1%
88.0%
91.8%
9.9%
8.8%
8.2%
7.7%
27.5%
26.8%
26.8%
25.0%
55.8%
56.5%
53.0%
59.1%
Q4'24
Q4'25
FY 24
FY 25
OUE Ratio
Acq. Cost Ratio
Loss Ratio

Key Messages

- **Premium**
  Gross written premium increased 9% for the quarter, resulting in 3% growth for full year. Growth in the fourth quarter came from Casualty while Property saw a reduction, and Other Specialties premiums were broadly flat
- **Loss Performance**
  Fourth quarter loss ratio increased by 0.7 ppts, with high favorable PYD in the prior year comparator partially offset by lower catastrophe losses in the quarter. The full year loss ratio increased by 6.1 ppts with favorable PYD accounting for 3.6 less ppts, catastrophe losses up 1.3 ppts, and the attritional loss ratio increasing 1.2 ppts due to business mix
- **Underwriting Result**
  Combined ratio decreased by 1.1 ppts in the fourth quarter driven by improving expense ratio. On a year to date basis the combined ratio increased 3.8 ppts as the increase in the catastrophe loss ratio was partially offset by a 1.8 ppt improvement in the acquisition cost ratio and 0.5 ppt improvement in the OUE ratio

Notes: [1] Year to date. [2] Combined ratio excluding catastrophe losses and prior year development.

22

11.7% 7.9% 6.4% 4.6% 4.5% 4.3% 4.1% 3.5% 3.2% 2.7% 2.6% 1.9% 1.4% 0.6% 0.5% Company A Company H Company I Company C Company G Company J Company F Company D Company B Company E Company N Company L Company M SiriusPoint Company K 8.4% 6.3% 5.5% 5.3% 3.9% 3.5% 2.9% 2.8% 2.7% 1.8% 0.7% Company A Company B Company C Company M Company H Company G Company F Company D Company J Company I SiriusPoint Company E Company L Company N Company K 22.5% 8.0% 7.3% 6.5% 6.5% 6.3% 5.5% 5.0% 5.0% 4.3% 2.6% 2.5% 2.5% 1.7% 0.8% Company A Company H Company F Company I Company C Company B Company G Company J Company D Company E Company L Company N SiriusPoint Company M Company K 25.3% 16.3% 11.4% 9.0% 7.8% 7.8% 6.0% 5.9% 5.5% 5.0% 4.3% 2.2% 1.6% 1.1% 0.6% Company A Company B Company C Company D Company E Company F SiriusPoint Company G Company H Company J Company I Company L Company N Company M Company K 23 DELIBERATE ACTIONS HAVE REDUCED CATASTROPHE VOLATILITY FY 21 Catastrophe Loss Ratio FY 23 Catastrophe Loss Ratio FY 24 FY 25 Notes: Peer companies include American Financial Group, AIG, Arch, Aspen, AXIS, Chubb, Everest, Fidelis, Hamilton, Markel, Selective, Skyward Specialty, Travelers and W.R. Berkley. Catastrophe Loss Ratio Earnings Release Pending 33.6% 18.8% 15.1% 13.6% 10.9% 9.5% 8.3% 7.1% 6.0% 5.4% 5.4% 3.0% 2.5% 2.4% 1.8% Company A SiriusPoint Company B Company C Company D Company E Company F Company G Company H Company I Company J Company K Company L Company M Company N Do this as LTM from Q1? Catastrophe Loss Ratio FY 22 Catastrophe Loss Ratio

24 RESERVING PRUDENCE DEMONSTRATED BY PYD TRACK RECORD Notes: [1] Reflects consolidated results. [2] Q1'23 favorable prior year development excludes the one-off $102m benefit from the loss portfolio transfer. Favorable Prior Year Development1,2 $4.1 $3.8 $33.0 $24.7 $11.1 $38.9 $1.1 $30.6 $37.3 $34.2 $8.7 $8.9 $22.0 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 4.5% 3.3% 2.2% 2023 2024 FY 25 Reserve Releases as % of Opening Net Reserves1 $ numbers in USD millions – Nineteen consecutive quarters of favorable prior year development – External reserve review completed at FY 24 determined reserves were sufficiently prudent – Full quarterly bottom-up review of reserves by actuarial team and Board of Directors – New business booked with reserve load in excess of pricing indications – LPTs continue to benefit from high levels of coverage in excess of reserves Key Comments $212 $385 $202 $244 $287 $208 LPT Limit Remaining in Excess of Reserves Reserves covered by LPT at 12/31/25 Compre LPT (Signed 2021) Compre LPT (Signed 2023) Enstar LPT (Signed 2024) Loss Portfolio Transfers LPT Buffer (as % of reserves) 115% 75% 103%

$304 $275 FY 24 FY 25 Guidance FY 25 13% 41% 27% 17% 2% HIGH QUALITY INVESTMENT PORTFOLIO 25 $ numbers in USD millions Key Comments Notes: [1] FY 25 NII guidance based on internal modeling. [2] Third Point Enhanced Fund. [3] Other includes Strategic Investments, TP Ventures and Legacy & Other Alts. [4] Excludes short-term investments. $265-$2751 Net Investment Income – Q4'25 Net Investment Income of $69m contributes to FY 25 Net Investment Income of $275m ◦ In line with prior year quarter despite lower asset base following $733m CM Bermuda Investor Agreement ◦ FY Net Investment Income at upper end of FY 25 guidance of $265m to $275m1 – FY 26 Net Investment Income expected to be at a similar level to FY 25 Credit Quality4Investment Balances by Asset Class 34% 20% 14% 13% 9% 5% 4% AAA AA A BBB Not Rated / Below IG STI Corporate Other3 Fixed Income Duration4 Avg. Credit Quality 3.2 years AA- Reinvestment Rate >4.0% Investment Result $272m MBS Cash Government ABS CLO TPE2 Q4'25 $6.5bn

STRONG FINANCIAL STRENGTH AND CAPITAL POSITION

SiriusPoint

$ numbers in USD millions

BSCR Ratio Walk[1]



225%
22%
247%
(15)%
232%
(19)%
213%
Q3'25
Net Capital Generation
Q4'25E
Preference Share Redemption
Q4'25E Pro-forma
Stress-Test Scenario
Post-event Q4'25E

Stress-Test Scenario	1-in-250 year event (on a per occurrence basis net of reinstatements and after tax)	**Modeled Cost:** $221m

Financial Strength Ratings (FSR)

Agency	Rating	Outlook
AM Best	A- (POSITIVE)	OUTLOOK UPGRADED 4/25/25
S&P Global Ratings	A- (POSITIVE)	OUTLOOK UPGRADED 10/2/25
Fitch Ratings	A- (POSITIVE)	OUTLOOK UPGRADED 3/5/25
MOODY'S	A3 (STABLE)	AFFIRMED 3/12/25

$2.5bn Equity Capital[2]

$0.7bn Debt Capital

$3.2bn GAAP Capital

Key Comments

- BSCR ratio optimized to maximize shareholder value whilst retaining prudence to withstand extreme 1-in-250 year stress-test scenarios
- Three rating agency outlook upgrades to 'Positive' in 2025
- Operating the business against 'AAA' rating requirement per S&P model
- Capital mix remains high quality and highly diversified

Notes: [1] SiriusPoint Group BSCR ratio calculated as available economic capital and surplus divided by the Bermuda solvency capital requirement as of September 30, 2025 and December 31, 2025, respectively. BSCR ratio is an estimate. [2] Equity Capital refers to total shareholders' equity and includes $200m of Series B Preference Shares that are set to be redeemed effective February 26, 2026.

26

BALANCE SHEET LEVERAGE RATIO TO REDUCE TO HISTORIC LOW

$ numbers in USD millions

Leverage[1]



Debt / Capital
Debt + Preferred / Capital
34.2%
27.2%
29.7%
23.8%
32.5%
24.8%
28.1%
21.8%
23.1%
23.1%
FY 22
FY 23
FY 24
Q4'25
Q4'25 (Pro-forma)[2]

Liquidity



Available dividend capacity from subsidiaries and HoldCo Investments[3]
Revolving Credit Facility undrawn capacity
$506
$704
$682
$662
$671
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

Key Comments

- Leverage ratio[1] decreased to 28.1% driven by strong earnings and MGA sales. Remains within target range at Q4'25
  - Redemption of the $200m Series B Preference Shares prior to their rate reset in February 2026. Achieves historically low leverage ratio (below pre-CM Bermuda agreement level) while reducing cost of debt and providing significant go-forward financial flexibility
- Announcing intention to repurchase $100m of common shares over the next twelve months
- Ample liquidity available from investable assets and credit facilities to support business operations
- Balance sheet continues to be undervalued, with consolidated MGAs held at book value of $80m producing roughly $30m of net services fee income
- LPTs continue to have >95% of the combined limit remaining

Notes: [1] Debt / Capital Ratio calculated as debt divided by total capital. Debt + Preferred / Capital calculated as debt plus preference shares divided by total capital. Total capital represents the sum of shareholders' equity and debt. [2] Pro-forma for the Q4'25 position taking into account the increase in book value from the Arcadian sale proceeds and the retirement of the $200 million Series B Preference Shares that are set to be redeemed effective February 26, 2026. [3] HoldCo Investments comprised of investment assets, cash and cash equivalents.

27

Appendix

APPENDIX 1

RECONCILIATION OF OPERATING NET INCOME

	Q4 25	Q3 25	Q2 25	Q1 25	Q4 24	Q3 24	Q2 24	Q1 24	Q4 23	Q3 23	Q2 23	Q1 23	Q4 22
Net income (loss) available to SiriusPoint common shareholders	$ 240.0	$ 86.8	$ 59.2	$ 57.6	$ (21.3)	$ 4.5	$ 109.9	$ 90.8	$ 93.5	$ 57.5	$ 55.9	$ 131.9	$ (26.6)
Non-recurring adjustments:													
Gains on sale or deconsolidation of consolidated MGAs	(222.4)	—	—	—	—	—	(96.0)	—	—	—	—	—	—
(Gains) losses on strategic and other investments	6.0	(1.1)	—	0.5	34.3	3.4	52.9	(0.1)	15.4	17.2	3.7	3.9	25.7
MGA & Strategic Investment Rationalization	(216.4)	(1.1)	—	0.5	34.3	3.4	(43.1)	(0.1)	15.4	17.2	3.7	3.9	25.7
(Income) loss on settlement and change in fair value of liability-classified capital instruments (CMIG Merger Instruments)	—	—	—	—	25.9	117.3	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
COVID-19 favorable reserve development[1]	—	—	—	—	—	(19.9)	—	—	—	—	—	—	—
CMIG Instruments & Transactions	—	—	—	—	25.9	97.4	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
(Income) expense related to loss portfolio transfers	7.2	7.7	6.6	5.9	28.9	1.9	5.8	8.0	2.1	4.5	(6.6)	(101.6)	—
Bermuda corporate income tax enactment	(13.0)	—	—	—	—	—	—	—	(100.8)	—	—	—	—
Restructuring costs	—	—	—	—	—	—	—	—	—	—	—	—	30.0
Foreign exchange (gains) losses	8.3	2.4	16.7	(2.2)	(12.9)	3.0	3.6	(3.7)	19.2	(1.8)	17.4	0.1	61.5
Other non-recurring items	6.5	(11.0)	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit on adjustments[2]	53.2	0.4	(4.4)	(0.8)	(11.4)	(15.9)	(7.8)	(3.0)	(7.8)	(3.0)	(5.0)	10.9	(14.8)
Operating net income available to SiriusPoint common shareholders	**$ 85.8**	**$ 85.2**	**$ 78.1**	**$ 61.0**	**$ 43.5**	**$ 94.3**	**$ 57.8**	**$ 107.9**	**$ 36.6**	**$ 74.7**	**$ 84.5**	**$ 70.2**	**$ 87.3**

Notes: Metric referenced on slides 8, 18 and 19. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 is applied to the adjustments to calculate the income tax (expense) benefit, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

29

APPENDIX 2

RECONCILIATION OF OPERATING EARNINGS PER SHARE

SIRIUS POINT

	Q4 25	Q3 25	Q2 25	Q1 25	Q4 24	Q3 24	Q2 24	Q1 24	Q4 23	Q3 23	Q2 23	Q1 23	Q4 22
Diluted earnings per share available to SiriusPoint common shareholders	$ 1.97	$ 0.73	$ 0.50	$ 0.49	$ (0.13)	$ 0.03	$ 0.57	$ 0.49	$ 0.50	$ 0.32	$ 0.31	$ 0.74	$ (0.17)
Non-recurring adjustments:													
Gains on sale or deconsolidation of consolidated MGAs	(1.83)	—	—	—	—	—	(0.54)	—	—	—	—	—	—
(Gains) losses on strategic and other investments	0.05	(0.01)	—	—	0.21	0.02	0.30	—	0.09	0.10	0.02	0.02	0.16
MGA & Strategic Investment Rationalization	(1.78)	(0.01)	—	—	0.21	0.02	(0.24)	—	0.09	0.10	0.02	0.02	0.16
(Income) loss on settlement and change in fair value of liability-classified capital instruments (CMIG Merger Instruments)	—	—	—	—	0.16	0.68	(0.06)	0.09	0.09	—	0.11	0.15	0.07
COVID-19 favorable reserve development[1]	—	—	—	—	—	(0.12)	—	—	—	—	—	—	—
CMIG Instruments & Transactions	—	—	—	—	0.16	0.56	(0.06)	0.09	0.09	—	0.11	0.15	0.07
(Income) expense related to loss portfolio transfers	0.06	0.06	0.06	0.05	0.18	0.01	0.03	0.05	0.01	0.03	(0.04)	(0.62)	—
Bermuda corporate income tax enactment	(0.11)	—	—	—	—	—	—	—	(0.58)	—	—	—	—
Restructuring costs	—	—	—	—	—	—	—	—	—	—	—	—	0.19
Foreign exchange (gains) losses	0.07	0.02	0.14	(0.02)	(0.08)	0.02	0.02	(0.02)	0.11	(0.01)	0.10	—	0.38
Other non-recurring items	0.05	(0.09)	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit on adjustments[2]	0.44	—	(0.04)	(0.01)	(0.07)	(0.09)	(0.04)	(0.02)	(0.04)	(0.02)	(0.03)	0.07	(0.09)
Effect of above adjustments allocated to participating shareholders	—	—	—	—	—	(0.02)	0.02	(0.01)	0.02	(0.01)	(0.01)	0.03	—
Operating diluted earnings per share available to SiriusPoint common shareholders	**$ 0.70**	**$ 0.72**	**$ 0.66**	**$ 0.52**	**$ 0.27**	**$ 0.53**	**$ 0.30**	**$ 0.58**	**$ 0.20**	**$ 0.41**	**$ 0.47**	**$ 0.40**	**$ 0.54**

Notes: Metric referenced on slides 6, 18 and 19. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 is applied to the adjustments to calculate the income tax (expense) benefit, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

30

APPENDIX 3

RECONCILIATION OF OPERATING RETURN ON EQUITY

SIRIUS POINT

	FY 25	FY 25	FY 24	FY 24
Net income available to SiriusPoint common shareholders		$ 443.6		$ 183.9
Non-recurring adjustments:				
Gains on sale or deconsolidation of consolidated MGAs	(222.4)		(96.0)	
(Gains) losses on strategic and other investments	5.4		90.5	
MGA & Strategic Investment Rationalization		(217.0)		(5.5)
Losses on settlement and change in fair value of liability-classified capital instruments (CMIG Merger Instruments)	—		148.5	
COVID-19 favorable reserve development[1]	—		(19.9)	
CMIG Instruments & Transactions		—		128.6
(Income) expense related to loss portfolio transfers		27.4		44.6
Foreign exchange (gains) losses		25.2		(10.0)
Other non-recurring items		(4.5)		—
Income tax expense on adjustments [2]		48.3		(38.1)
Operating net income available to SiriusPoint common shareholders		**$ 310.0**		**$ 303.5**
Operating net income per diluted common share		***$ 2.55***		***$ 1.71***
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period		$ 1,737.4		$ 2,313.9
Less: Accumulated other comprehensive (income) loss, net of tax		4.1		(3.1)
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - beginning of period		1,741.5		2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period		2,269.8		1,737.4
Impact of adjustments from above		(133.6)		119.6
Less: Accumulated other comprehensive (income) loss, net of tax		(61.9)		4.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - end of period		2,074.3		1,861.1
Average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**$ 1,907.9**		**$ 2,086.0**
Return on average common shareholders' equity attributable to SiriusPoint common shareholders		22.1 %		9.1 %
Operating return on average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**16.2 %**		**14.6 %**

Notes: Metric referenced on slides 6 and 8. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] For the twelve months ended December 31, 2025 and 2024, an effective tax rate of 19% and 15%, respectively, is applied to the adjustments to calculate the income tax expense. Adjustments may have a different effective tax rate based on the jurisdiction of specific transactions.

31

APPENDIX 4

STRATEGIC MGA INVESTMENTS

SiriusPoint

Latest Rationalization Updates

ArmadaCare — 100% Equity Stake COMPLETED Q4'25

- Sale of 100% equity stake in consolidated MGA Armada for $250m completed in Q4'25
- Upon closing, SiriusPoint recognized a $222m pre-tax gain
- Deal represents a 14x EBITDA multiple[1]
- Capacity extension agreed until the end of 2030 on existing economic terms, reiterating strategy of partnering with high-quality MGAs without need to take an equity stake

Arcadian — 49% Equity Stake COMPLETED Q1'26

- Sale of 49% equity stake in Arcadian for $140m total consideration completed in Q1'26
- Upon closing, SiriusPoint recognized a $25m pre- and post-tax gain which will appear in Q1'26 financials
  - This gain is on top of the $96m gain recognized in Q2'24 when Arcadian was deconsolidated
- Capacity extension agreed until the end of 2031 on existing economic terms

Consolidated MGA Investments

IMG | ALTA SIGNA

>$30m 2026e Net Service Fee Income

$80m Q4'25 Consolidated MGA Book Value

$ numbers in USD millions	Core (Go-Forward)	
	Q4'25	Change
Service Revenue	$43	13%
Net Services Fee Income	$4	45%
Service Margin	9.1%	+2.1 ppts

Non-Consolidated MGA Investments



$262m
$204m
$105m
$102m
Q4'22
Q4'23
Q4'24
Q4'25
Held Value <$5m
Held Value $5-$10m
Held Value $10-$20m
Held Value >$20m

Notes: [1] Based on Last Twelve Months Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA).

32

APPENDIX 5

ABBREVIATION GLOSSARY

Abbreviation	Definition
A&H	Accident & Health
ABS	Asset Backed Security
Acq	Acquisition
AOCI	Accumulated Other Comprehensive Income
BVPS	Book Value Per Share
BSCR	Bermuda Solvency Capital Ratio
CLO	Collateralized Loan Obligation
COR	Combined Ratio
EBITDA	Earnings Before Interest, Taxes, Depreciation, and Amortization
EPS	Earnings Per Share
FSR	Financial Strength Rating
FY	Full Year
GAAP	Generally Accepted Accounting Principles
GWP	Gross Written Premium
HoldCo	Holding Company
IG	Investment Grade
IMG	International Medical Group
LPT	Loss Portfolio Transfer

Abbreviation	Definition
MBS	Mortgage Backed Security
MGA	Managing General Agent
NEP	Net Earned Premium
NII	Net Investment Income
NWP	Net Written Premium
OUE	Other Underwriting Expense
P&C	Property & Casualty
PPT	Point
Pref	Series B Preference Shares
PYD	Prior Year Development
ROE	Return on Equity
SME	Small and Medium Enterprise
STI	Short-term Investment
TPE	Third Point Enhanced Fund
TSR	Total Shareholder Return
UW	Underwriting
XL	Excess of Loss
YoY	Year over Year

33

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